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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2004


                                INDYMAC ABS, INC.

            (as depositor under the Pooling and Servicing Agreement,
      dated as of September 1, 2004, providing for the issuance of the Home
          Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2004-B)


                                IndyMac ABS, Inc.
             (Exact name of registrant as specified in its charter)

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Delaware                           333-118931-01          95-4685267
--------                           -------------          ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

155 North Lake Avenue
Pasadena, California                                          91101
--------------------                                          -----
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (626) 535-5555

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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On September 30, 2004, a single series of certificates, entitled IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2004-B (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004 (the "Agreement"), among IndyMac ABS, Inc. as depositor (the "Depositor"), IndyMac Bank, F.S.B. as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

         Upon the closing of the initial issuance of the Certificates, (i) the Depositor purchased from IndyMac Bank, F.S.B. as seller (in such capacity, the "Seller") certain Initial Mortgage Loans with an aggregate principal balance equal to $850,000,000 and transferred such mortgage loans to the Trustee, (ii) the Trustee deposited funds in the pre-funding accounts (the "Pre-Funding Accounts"), which were established pursuant to the Agreement, in an amount equal to $150,000,000 and (iii) the Trustee purchased from the Depositor certain Subsequent Mortgage Loans with an aggregate principal balance equal to $54,407,921 with funds on deposit in the Pre-Funding Accounts at a purchase price equal to the principal balance thereof.

         On October 12, 2004, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans with an aggregate principal balance equal to $95,562,790 with funds on deposit in the Pre-Funding Accounts at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated October 12, 2004, among the Depositor, the Seller and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

         Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Description of the Certificates and the Mortgage Pool

         The Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of October 12, 2004, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $999,971,206 and (ii) the Pre-Funding Accounts, which contained $28,794.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the October 1, 2004.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

                  1. Not applicable

                  2. Not applicable

                  3. Exhibits

   Exhibit No.         Item 601(a) of                                        Description
   -----------         Regulation S K                                        -----------
                         Exhibit No
                         ----------
        1                    99            Subsequent  Transfer  Instrument,  dated as of October 12, 2004,  among  IndyMac
                                           ABS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company.
        2                    99            Characteristics     of    the     Mortgage     Pool    as    of    October    1,
                                           2004,
                                           relating to IndyMac ABS, Inc.,  Home Equity  Mortgage Loan  Asset-Backed  Trust,
                                           Series SPMD 2004-B.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 25, 2004


                                              INDYMAC ABS, INC.


                                              By: /s/ Andy Sciandra
                                                 -------------------------------
                                              Name:   Andy Sciandra
                                              Title:  Senior Vice President

                                Index to Exhibits


    Exhibit No.                Item 601(a) of                            Description                      Sequentially
                               Regulation S K                                                            Numbered Page
                                 Exhibit No.
         1                           99                   Subsequent Transfer Instrument
         2                           99                   Characteristics of the Mortgage Pool as
                                                          of October 1, 2004